Exhibit 99.(d)

Number

BGY

American Bank Note Company

COMMON SHARES OF BENEFICIAL INTEREST

PAR VALUE $.001		Shares

ORGANIZED UNDER THE LAWS
OF THE STATE OF DELAWARE

The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing; (ii) any organization (other than a farmer’s cooperative described in § 521 of the Internal Revenue Code of 1986 as amended (the “Code”)) that is exempt from the tax imposed by 26 U.S.C. §§ 1-1399 and not subject to the tax imposed by 26 U.S.C. § 511; or (iii) any rural electric or telephone cooperative described in § 1381(A)(2)(C) of the Code.

	[GRAPHIC]	CUSIP 092524 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS

BlackRock International Growth and Income Trust

THIS CERTIFIES THAT

IS THE OWNER OF

COMMON SHARES

Fully Paid and Nonassessable Common Shares of Beneficial Interest of BlackRock International Growth and Income Trust,

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE	SECRETARY	PRESIDENT

AMERICAN BANK NOTE COMPANY			PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE			PROOF OF APRIL 18, 2007
COLUMBIA, TENNESSEE 38401			BLACKROCK INTERNATIONAL GROWTH & INCOME TRUST
(931) 388-3003			TSB 26762 FC

SALES:	R. JOHNS	516-731-2885	Operator:	AP/RM/AP

/ ETHER 7 / LIVE JOBS / B / BLACKROCK 26762 FC			Rev. 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:     OK AS IS     OK WITH CHANGES     MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Border and undertints print in SC-15 MAROON.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product.

However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right		under Uniform Gifts to Minors
		of survivorship and not as		Act
		tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received                                                                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

                                                                                                                                                                                            Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                         Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY			PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
711 ARMSTRONG LANE			PROOF OF APRIL 16, 2007
COLUMBIA, TENNESSEE 38401			BLACKROCK INTERNATIONAL GROWTH & INCOME TRUST
(931) 388-3003			TSB 26762 BK

SALES:	R. JOHNS	516-731-2885	Operator:	AP/RM

/ ETHER 7 / LIVE JOBS / B / BLACKROCK 26762 BK			Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:     OK AS IS     OK WITH CHANGES     MAKE CHANGES AND SEND ANOTHER PROOF